CERTAIN INFORMATION INDICATED BY [***] HAS BEEN DELETED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2.

AMENDMENT NO. 3
ETHANOL MARKETING AGREEMENT

THIS Amendment No. 3 (“Amendment 3”), dated September 17, 2013, is entered into by and between Eco-Energy, LLC, a Tennessee Limited Liability Corporation with its registered office at 725 Cool Springs Boulevard, Suite 500, Franklin, Tennessee 37067 (“Eco”), and Granite Falls Energy, LLC (“GFE”), a Minnesota Limited Liability Corporation with its main office at 15045 Highway 23 SE, Granite Falls, Minnesota 56241. Eco and GFE are hereinafter also referred to collectively as the “Parties.”

RECITALS

A.    The Parties previously entered an Ethanol Marketing Agreement (“Agreement”), executed December 24, 2008, where the Parties established certain terms and conditions relating to Eco’s rights and obligations regarding the purchase of GFE’s entire ethanol output. The Agreement established a term which commenced on the first day of ethanol shipment and expired one (1) year thereafter. A copy of the Agreement—including Exhibit A, Exhibit B and Exhibit C of the Agreement—is attached hereto as Appendix 1.

B.    On October 22, 2009, the Parties entered into Amendment No. 1 to the Agreement (attached hereto as Appendix 2), which modified the Agreement as follows: (i) added a “flex fee” adjustment intended to minimize the costs effects of disadvantageous production price fluctuations for GFE and (ii) extended the expiration date of the Agreement until December 31, 2011.

C.    On August 30, 2011, the Parties entered into Amendment No. 2 to the Agreement (attached hereto as Appendix 3), which modified the Agreement as follows: (i) terminated the “flex fee” adjustment specified in Amendment No. 1 to the Agreement, ii) extended the expiration date of the Agreement until December 31, 2013, and iii) adjusted the Payment and Fees section of the Agreement by changing the fee that GFE pays Eco for Marketing Fees from [***] to [***].

D.    The Parties now desire to again alter the Agreement in order to memorialize the modifications recently agreed upon by the Parties as well as incorporate such modifications into the Agreement.

NOW, THEREFORE, the written signatures of the Parties integrate this Amendment No. 3 into the Agreement making it a binding, and legally enforceable, portion of such. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Eco and GFE agree as follows:

I.	EFFECTIVE DATE: The modifications specified in Paragraph II of this Amendment No. 3 shall become effective on November 1, 2013.

II.	MODIFICATIONS:

1)    Add the following language to the end of Section 2 of the Agreement:

“If GFE obtains a more favorable third party product price quote than that which Eco is able to offer, and the quote is comparable in regard to term and structure, GFE shall provide notice to Eco of the offer specifying the counterparty, quantity, and specification. Upon receiving the aforementioned notification, Eco shall have the right, but not the obligation, to match the offer or transact directly with the third party if they meet Eco credit requirements.”

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2)    Section 4 of the Agreement—as amended by Amendment No. 1 and Amendment No. 2—is hereby deleted in its entirety and replaced with the following:

4.    Payment and Fees.

(a)	[***].

(b)
Eco shall make payment to GFE within [***]. If GFE desires to receive payment more expeditiously than the aforementioned [***], Eco will act in good faith to accommodate the request; however, the expedited payment to GFE will be charged an additional daily interest expense equal to the Wall Street Journal Prime Rate plus 2.75% based on the number of days each payment is expedited.

(c)	[***].

3)    Section 11(a) and Section 11(b) of the Agreement, as previously modified by Amendment No. 1 and Amendment No. 2, is hereby amended as follows:

11.    Terms and Termination.

(a)	The term of this Agreement shall expire on December 31, 2016.

(b)
This Agreement will automatically renew for additional consecutive terms of three (3) years each unless either party hereto gives written notice to the other at least three (3) months prior to the end of the term or the then current renewal term, in which case this Agreement shall terminate at the end of the term or such then current renewal term.

4)    Add a paragraph (h) to Section 20 as follows:

20.    General.

(h)    Eco is obligated to provide GFE with undenatured export offers on a continuous basis during the Term in an effort to assist GFE in managing its Renewable Identification Number (RIN) regulatory requirements.

5)    Exhibit B of the Agreement is hereby deleted in its entirety and replaced with the following:

Exhibit B

Eco Transportation Services

1.
Eco will provide GFE forty-three (43) railcars for the transportation of ethanol. The lease(s) of these forty-three (43) railcars will be in the name of Eco; however, GFE will be responsible for ensuring compliance with the applicable manufactures Railcar Service Agreement(s). The monthly sublease fee owed by GFE for the aforementioned railcars will be $750.00 per railcar until the expiration of the Term (i.e., December 31, 2016).

2.	Eco will purchase all truck and railcar gallons on a FOB plant basis.

3.	Eco will negotiate all rail and truck rates on behalf of GFE.

4.	Eco will be responsible for remitting payment for all rail and truck carrier expenses.

6)    Exhibit A, Section 1, is hereby deleted and replaced with the following:

1)    Eco shall make a payment to GFE within [***]. If GFE desires to receive payment more expeditiously than the aforementioned [***], Eco will act in good faith to accommodate the request; however, expedited payment amount to GFE will be charged an additional daily interest expense equal to the Wall Street Journal Prime Rate plus 2.75% based on the number of days each payment is expedited.

III.
EFFECT OF AMENDMENT No. 3: Except as expressly modified in Section II of this Amendment No. 3 the Agreement—including Amendment No. 1 and Amendment No. 2—remains unchanged and in full force and effect.

IV.
ENTIRETIES: This Amendment No. 3 represents the final agreement between the parties regarding the subject matter hereof and may not be contradicted by evidence or prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ECO ENERGY, LLC.    GRANITE FALLS ENERGY, LLC.

By: /s/ Chad Martin        By: /s/ Steve A. Christensen

Name: Chad Martin        Name: Steve A. Christensen

Title: CEO        Title: CEO & GM

Date: 9/19/13        Date: 09/17/2013

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